                                                                   EXHIBIT 99.2

                                 FORM OF PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    SECURITY CAPITAL ATLANTIC INCORPORATED

  The undersigned shareholder of Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), hereby appoints Constance B. Moore, William Kell and Jeffrey A. Klopf, and each of them, as proxy for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders
of ATLANTIC to be held on      , 1998, at   a.m., eastern time, at      and at
any adjournment(s) or postponement(s) thereof, and to vote and otherwise represent all the shares that the undersigned is entitled to vote with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner as further described in the accompanying Joint Proxy Statement and Prospectus. The undersigned hereby revokes any proxy previously given with respect to such shares.

  The undersigned acknowledges receipt of the Notice of Annual Meeting of shareholders and the accompanying Joint Proxy Statement and Prospectus.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ITEM 1 BELOW, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

1. The approval and adoption of the Merger Agreement, dated as of April 1, 1998, between ATLANTIC and Security Capital Pacific Trust and the transactions contemplated thereby.

            [_] FOR             [_] AGAINST             [_] ABSTAIN

2. To vote and otherwise represent the shares on any other matter which may properly come before the meeting or any adjournment(s) or postponement(s) thereof in their discretion.

                                          [_]MARK HERE IF YOU PLAN TO ATTEND
                                             THE MEETING

                                          PLEASE SIGN EXACTLY AS NAME APPEARS
                                          HEREON AND DATE. IF THE SHARES ARE
                                          HELD JOINTLY, EACH HOLDER SHOULD
                                          SIGN. WHEN SIGNING AS AN ATTORNEY,
                                          EXECUTOR, ADMINISTRATOR, TRUSTEE,
                                          GUARDIAN OR AS AN OFFICER SIGNING
                                          FOR A CORPORATION, PLEASE GIVE THE
                                          FULL TITLE UNDER SIGNATURE.

                                          -------------------------------------
                                                        SIGNATURE

                                          -------------------------------------
                                               SIGNATURE, IF HELD JOINTLY

                                          DATED:      , 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

       [INSERT ATLANTIC LOGO]                        ANNUAL MEETING
                                                     OF SHAREHOLDERS


          ADMISSION TICKET                                 ,  , 1998

  [INSERT RECORDHOLDER INFORMATION]             10:00 A.M. (EASTERN TIME)

                                                        [ADDRESS]
  PLEASE PRESENT THIS TICKET FOR ADMITTANCE OF SHAREHOLDER(S) NAMED ABOVE AND
                                     GUEST.